Rule 497(d)

                                    FT 10637
               Stonebridge Preferred Income Portfolio, Series 41

                          Supplement to the Prospectus

      Effective March 13, 2023, trading of shares of Signature Bank New York, Series A, 5.0% (SBNYP) has been halted. Accordingly, the Portfolio is not able to purchase additional shares of Signature Bank. To the extent that the Portfolio creates additional Units, such Units will be created without purchasing shares of Signature Bank. Shares of Signature Bank will be removed from the Portfolio as soon as practicable.

March 21, 2023